UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 1, 2012


                               GLOBAL STEVIA CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54522                   27-1833279
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (84) 966015062

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC ("CVB"), the principal accountant for our company ceased its accounting practice for SEC reporting companies. At or about the same time Anderson Bradshaw PLLC was established as a successor firm to CVB to continue performing audits for SEC reporting companies. As Anderson Bradshaw is viewed as a separate legal entity, our company dismissed CVB as our principal accountant and engaged Anderson Bradshaw, as our principal accountant for our fiscal year ending May 31, 2012 and the interim periods for 2012 and 2013. The decision to change principal accountants was approved by our board of directors.

None of the reports of CVB, on our company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between our company and CVB, for the two most recent fiscal years and any subsequent interim period through August 1, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, CVB has not advised our company that:

     1) internal controls necessary to develop reliable financial statements did not exist; or

     2) information has come to the attention of CVB which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

     3) the scope of the audit should be expanded significantly, or information has come to the attention of CVB that they have concluded will, or if further investigated , might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended June 30, 2012.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about August 1, 2012 we engaged Anderson Bradshaw as our principal accountant to audit our financial statements as successor to CVB. During our two most recent fiscal years or subsequent interim period, we have not consulted with the entity of Anderson Bradshaw regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did the entity of Anderson Bradshaw provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted the entity of Anderson Bradshaw on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1  Letter from Child, Van Wagoner & Bradshaw, PLLC dated August 1, 2012

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL STEVIA CORP.


/s/ Matthew Christopherson
------------------------------------
Matthew Christopherson
President and Director

Date: August 2, 2012


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